"[*]” denotes confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit 10.3

AMENDMENT TO THE
XBOX™ PUBLISHER LICENSING AGREEMENT
(Establishing European Sales Territory Review Disc Program; Changing Due Date for Royalty Tier Selection Form for
Standard FPU’s; Changing Volume Requirement for Japanese Platinum Hits Program; Providing Specific Information
for Tiered Royalty Program and Platinum Hits Program in Asian Sales Territory Excluding Japan; Establishing the Asia
Simship Program)

This Amendment (“Amendment”) is entered into and effective as of the later of the two signature dates below (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and MIDWAY HOME ENTERTAINMENT, INC. (“Licensee” or “Publisher”), and supplements the Xbox™ Publisher License Agreement between the parties dated as of 10/30/2000, and as previously amended (“PLA”).

RECITALS

     A.        Whereas, Microsoft and its affiliated companies develop and license a computer game system, known as the Xbox™ game system; and

     B.        Whereas, Licensee is an experienced publisher of software products and is developing and publishing one or more software products to run on the Xbox™ game system pursuant to the parties’ PLA; and

     C.        Whereas, the parties wish to amend the PLA to (i) establish a program for the distribution for marketing and promotional purposes of publisher’s software products that run on Xbox; (ii) change the due date for Royalty Tier Selection Forms for Standard FPUs; (iii) change the qualification requirements for the Xbox Platinum Hits Program in Japan; (iv) establish the specific parameters for the tiered royalty and platinum hits programs in the Asian Sales Territory Excluding Japan; and (v) establish the Asia Simship Program.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Licensee agree as follows:

I.        DEFINITIONS; INTERPRETATION

     a.        Except as expressly provided otherwise in this Amendment, capitalized terms shall have the same meanings ascribed to them in the PLA, as previously amended.

     b.        The terms of the PLA are incorporated by reference, and except and to the extent expressly modified by this Amendment or any previous amendments, the PLA shall remain in full force and effect and is hereby ratified and confirmed.

     c.        “Review Disc FPU” means a specially packaged FPU of a Software Title that may only be distributed by Licensee without charge and on a not for resale or redistribution basis.

II.        PROMOTIONAL AND MARKETING DISTRIBUTION. A new subsection is added at the end of the section of the PLA entitled “Marketing, Sales and Support” (either Section 5 or 6 of Licensee’s PLA) as follows:

     [6].[5]    Distribution of Review Disc FPUs for Promotional and Marketing Purposes. If, with respect to a specific Software Title, Licensee meets the qualifications set forth in Section 6.5.1 below, Licensee shall have the right to elect to participate in the “Xbox Review Disc Program” with respect to such Software Title. Pursuant to the Xbox Review Disc Program, Licensee shall have the right to manufacture and distribute a limited number of Review Disc FPUs of the applicable Software Title for marketing and promotional purposes only in the European Sales Territory (which includes Australia and New Zealand). Licensee shall be solely responsible for any costs associated with such Review Disc FPUs, including the manufacture and distribution thereof, but no royalties will be payable to Microsoft with respect to such Review Disc FPUs. Software Titles shall be eligible for the Xbox Review Disc Program commencing upon the Amendment Effective Date.

     [6].[5].1        Qualifying Software Titles.

     (i)        In order for a Software Title to qualify for the Xbox Review Disc Program, the initial amount of Standard FPUs manufactured for that Software Title for the European Sales Territory (as evidenced by Licensee’s initial order quantity for such Standard FPUs) must meet the following requirements:

                  ▪     If at least [*]       and not more than [*]       Standard FPUs of the Software Title are initially manufactured for the European Sales Territory, Licensee shall be entitled to manufacture and distribute up to [*] Review Disc FPUs of the Software Title.

                  ▪     If in excess of [*]       Standard FPUs of the Software Title are initially manufactured for the European Sales Territory, Licensee shall be entitled to manufacture and distribute up to [*] Review Disc FPUs of the Software Title.

     (ii)        If a Software Title qualifies for the Xbox Review Disc Program and Licensee elects to participate in the program with respect to such Software Title, Licensee must submit to Microsoft a fully completed Xbox Review Disc Program Qualification Form in the form annexed hereto as Exhibit 1 no later than [*]            prior to the date of Licensee’s first submission to Microsoft of the final release version of such Software Title for certification in the European Sales Territory.

     (iii)        For purposes of this Section 6.5.1, the initial manufacture of Standard FPUs of a Software Title must take place within a period of no longer than [*]            (i.e., Standard FPUs manufactured [*]                      after the first date that Standard FPUs were manufactured shall not be taken into account in determining whether a Software Title qualifies for the Xbox Review Disc Program).

     (iv)        Licensee’s manufacture of the qualifying amount of Standard FPUs for a Software Title in the Xbox Review Disc Program must be completed not more than [*]            after Licensee’s manufacture of the Review Disc FPUs of such Software Title.

     (v)        To the extent that Licensee intends to manufacture multiple SKUs of a Software Title for the European Sales Territory for reasons of language differences or otherwise, the cumulative amount of all Standard FPUs of the Software Title initially manufactured shall determine whether such Software Title qualifies for the Xbox Review Disc Program and the number of Review Disc FPUs Licensee may manufacture (i.e., if Licensee manufactures [*]       units of the German SKU of a Software Title and, [*]      , manufactures [*]       units of the French SKU of that Software Title, License is entitled to manufacture a total of [*]       Review Disc FPUs of the Software Title across both SKUs).

     (vi)        All Marketing Materials for a Review Disc FPU must clearly indicate that such FPU is being distributed on a “not for resale” basis and Licensee shall submit all such Marketing Materials to Microsoft for its approval in accordance with the requirements set forth in the PLA. Packaging Materials for Review Disc FPUs shall be in accordance with the requirements set forth for such materials in the Xbox Guide.

     (vii)        The Review Disc FPU edition of the Software Title must be the same or substantially equivalent to the Standard FPU edition of the Software Title.

     (viii)        Review Disc FPUs shall not be taken into account in determining Licensee’s eligibility for Unit Discounts under the provisions of the PLA.

     (ix)        Licensee shall provide to Microsoft without charge [*]       Review Disc FPUs (“Microsoft Units”) of each Software Title that participates in the Xbox Review Disc Program. The Microsoft Units shall be in addition to the Review Disc FPU quantity amounts specified under subsection (i) above.

     (x)        The qualifying amounts set forth in subsection (i) above are subject to change by Microsoft, with any such changes being effective commencing [*]       after Microsoft provides Licensee with notice of the revised qualifying amounts.

*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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     [6].[5].2        Unauthorized Manufacture of Review Disc Units. If (i) Licensee does not qualify for the Xbox Review Disc Program under Section 6.5.1 but proceeds to manufacture Review Disc FPUs anyway or (ii) Licensee manufactures more Review Disc FPUs than it is entitled to under the provisions of Section 6.5.1, such unauthorized Review Disc FPUs shall be assessed a royalty at the Tier 1 level without any Unit Discount or any other deduction otherwise applicable and Licensee shall be permanently barred from participating in the Xbox Review Disc Program.

     [6].[5].3        Marketing and Promotional Purposes. Licensee agrees and acknowledges that it is obligated to exercise its best efforts to ensure that Review Disc FPUs are distributed for marketing and promotional purposes in the European Sales Territory (including Australia and New Zealand) only and are not to be offered on a resale or redistribution basis. To the extent that Microsoft determines, in its good faith judgment, that Licensee is not exercising sufficient care in its distribution of Review Disc FPUs in accordance with the requirements set forth herein, Microsoft shall have the right, upon reasonable notice to Licensee, to disqualify Licensee from the Xbox Review Disc Program for a specific Software Title or Titles or on a permanent basis.

     [6].[5].4        Records. Licensee agrees to keep accurate and comprehensive records as to the distribution of each Review Disc FPU. Further, the parties acknowledge that Microsoft’s audit rights under the PLA shall also apply to Licensee’s records under this Amendment.

III.        SUBMISSION OF ROYALTY TIER SELECTION FORM FOR STANDARD FPU’S. The words “[*]            ” are deleted from Section 7.1.4.2 of the PLA and a new, revised version of the Xbox Publisher Licensing Royalty Tier Selection Form is attached as Exhibit 2 to this Amendment. Such Royalty Tier Selection Form shall be completed for each Software Title’s Sales Territory and shall be submitted to Microsoft no later than [*]                     .

IV.        MINIMUM QUANTITY FOR QUALIFICATION FOR PLATINUM HITS PROGRAM IN JAPAN. The words “[*]       Standard FPUs (or such other minimum quantity as determined by Microsoft) must have been manufactured for the Japan Sales Territory” are deleted from Section 7.1.6.1(ii)(b) of the PLA and replaced by the following: “[*]       Standard FPUs (or such other minimum quantity as determined by Microsoft) must have been manufactured for the Japan Sales Territory.”

V.        CHANGES IN CONNECTION WITH ASIAN SALES TERRITORY EXCLUDING JAPAN. With respect to the Asian Sales Territory Excluding Japan, the following changes shall be made to the PLA:

A.	Tiered Royalty Schedule. Under clause i. of the definition of “Base Royalty” in Section 1.3 of the PLA, the Wholesale Price shall also apply to the Asian Sales Territory Excluding Japan. The words “and Asia (excluding Japan)” are added under clause (i) of Section 7.1.4.1 of the PLA and the royalty schedule for the Asian Sales Territory Excluding Japan at the end of Section 7.1.4.1 shall be deleted and replaced by the following:

Asian Sales Territory Excluding Japan

		North American	European	Asian
	Wholesale Price (in	Manufacturing	Manufacturing	Manufacturing	Worldwide Billing
	US$ Equivalents)	Region	Region	Region	Option
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

B.	Unit Discount Schedule. Microsoft has now established the Unit Discount Schedule for the Asian Sales Territory Excluding Japan as such schedule is set forth in Section 7.1.5 of the PLA. For purposes of clarity, set forth below is the full Unit Discount schedule, which is the same as previously set forth in the PLA except for the Asian Sales Territory excluding Japan numbers being added. With these numbers being added, the paragraph immediately following the Unit Discount chart is no longer applicable and shall be deleted.

*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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	North American	European Sales	Japan Sales	Asian Sales Territory
	Sales Territory	Territory	Territory (Number	Excluding Japan (Number

(Number of
	Standard FPUs	(Number of Standard	of Standard FPUs	of Standard FPUs
	Manufactured)	FPUs Manufactured)	Manufactured)	Manufactured)
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

C.	Platinum Hits Program. Microsoft has elected to establish the Xbox Platinum Hits Program, as set forth in Section 7.1.6 of the PLA, for the Asian Sales Territory Excluding Japan. In order to define the requirements of entry into the Xbox Platinum Hits Program for the Asian Sales Territory Excluding Japan, the following clause shall be inserted at the end of Section 7.1.6.1(ii)(a) of the PLA:

     ▪        For the Asian Sales Territory Excluding Japan, either [*] Standard FPUs must have been manufactured for the Asian Sales Territory Excluding Japan, or the Software Title must be a Platinum FPU in the North American Sales Territory.

The following clause shall be inserted at the end of Section 7.1.6.1(ii)(b) of the PLA:

     ▪        For the Asian Sales Territory Excluding Japan, either [*] Standard FPUs must have been manufactured for the Asian Sales Territory Excluding Japan, or the Software Title must be a Platinum FPU in the North American Sales Territory.

The following clause shall be added after 7.1.6.1(c):

     (d)        A Software Title shall also qualify for the Xbox Platinum Hits Program for the Asian Sales Territory Excluding Japan if it has been available as a Standard FPU in the Asian Sales Territory Excluding Japan for at least [*]            and it has qualified for the Xbox Platinum Hits Program in either the North American Sales Territory or the Japan Sales Territory.

In Section 7.1.6.1(iii) of the PLA, the following language shall be inserted in the second line after the words “North American Sales Territory,”: “its US Dollar Equivalent in the Asian Sales Territory Excluding Japan,”.

D.	New Platinum Hits Program Grid. In order to more accurately reflect the different royalty structures for the Xbox Platinum Hits Program depending upon whether the applicable Licensee has chosen the Regional Billing option or the Worldwide Billing option, the Xbox Platinum Hits Program royalty grid, as set forth in Section 7.1.6 of the PLA, shall be deleted and replaced by the following:

Sales	Royalty Per Platinum FPU Manufactured for Regional			Royalty Per Platinum FPU
Territory	Billing Basis			Manufactured for Worldwide Billing
Basis

	North American	European	Asian	All Manufacturing Regions
	Manufacturing	Manufacturing	Manufacturing
	Region	Region	Region
[*]	[*]	[*]	[*]	[*]

*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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E.	New Asian Simship Program. The following clause shall be inserted as Section 7.1.7 of the PLA:

7.1.7 Asian Simship Program. The purpose of this program is to encourage Licensee to simultaneously release its Japanese FPUs, and/or its North American FPUs, which have been multi-region signed to run on NTSC-J boxes (hereinafter collectively referred to as “Simship Titles”), in Hong Kong, Singapore and Taiwan (referred to as “Simship Territory”). In order for a Software Title to qualify as a Simship Title, Licensee must release the Software Title in the Simship Territory on the same date as the initial release date of such Software Title in the Japan and/or North American Sales Territories, wherever the Software Title was first released (referred to as “Original Territory”). To the extent that a Software Title qualifies as a Simship Title, the applicable Base Royalty Tier (under 7.1.4.1) and Unit Discount (under 7.1.5) shall be determined as if all FPUs of such Software Title manufactured for distribution in both the Original Territory and the Simship Territory were manufactured for distribution in the Original Territory. For example, if a Licensee initially manufactures [*] FPUs of a Title for Japan and simships [*] of those units to the Simship Territory, the Base Royalty for all of the FPUs shall be determined by the applicable tier based on the Suggested Retail Price set forth in Japan. In this example, Licensee would also receive a [*] Unit Discount on [*] units for having exceeded the Unit Discount level specified in 7.1.5 applicable to the Japan Sales Territory. Licensee must provide Microsoft with written notice of its intention to participate in the Asian Simship Program with respect to a particular Software Title at least [*] prior to manufacturing any FPUs that are covered by the program. In its notice, Licensee shall provide all relevant information, including total number of FPUs to be manufactured, number of FPUs to be simshipped into the Simship Territory, date of simship, etc. Licensee remains responsible for complying with all relevant import, distribution and packaging requirements as well as any other applicable requirements set forth in the Xbox Guide.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date on the dates indicated below.

MICROSOFT LICENSING, GP

/s/ Roxanne V. Spring	/s/ Mark S. Beaumont

By (sign)	By (sign)
Roxanne V. Spring	Mark S. Beaumont

Name (Print)	Name (Print)
SPM	SVP

Title	Title
10 — JAN — 2005	1 — 6 — 05

Date	Date

*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT 1

XBOX REVIEW DISC PROGRAM QUALIFICATION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, GP (“MSLI”) AT (425) 936-7329 TO THE ATTENTION OF XBOXOPS@MICROSOFT.COM.  THIS FORM MUST BE SUBMITTED AT LEAST [*]
FIRST SUBMISSION OF THE FINAL RELEASE VERSION OF THE SOFTWARE TITLE TO MICROSOFT FOR CERTIFICATION FOR THE EUROPEAN SALES TERRITORY.  IF PUBLISHER DOES NOT WISH TO PARTICIPATE IN THIS PROGRAM, PUBLISHER DOES NOT NEED TO COMPLETE THIS FORM.  A SEPARATE FORM MUST BE COMPLETED FOR EACH SOFTWARE TITLE.

1.	Publisher name:

2.	Xbox Software Title Name:

3.	XMID Number for Europe:

4.	Date of Commercial Release within European Sales Territory:

5.	Initial order quantity of Standard FPUs manufactured for European Sales Territory:

6.	Order quantity of Review Disc FPUs:

[Note: for at least [*] and not more than [*] Standard FPUs ordered for the European Sales Territory, Publisher may order up to [*] Review Disc FPUs; for in excess of [*] Standard FPUs, Publisher may order up to [*] Review Disc FPUs]

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date

*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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EXHIBIT 2

XBOX™ PUBLISHER LICENSING ROYALTY TIER SELECTION FORM

PLEASE COMPLETE THE BELOW INFORMATION, SIGN THE FORM, AND FAX IT TO MICROSOFT LICENSING, GP (“MSLI”) AT (425) 936-7329 TO THE ATTENTION OF XBOXOPS@MICROSOFT.COM.   UPON RECEIPT OF THE COMPLETED AND SIGNED FORM, MSLI SHALL E-MAIL AN ACKNOWLEDGEMENT OF RECEIPT TO THE PUBLISHER AT THE E-MAIL ADDRESS SPECIFIED BY THE PUBLISHER BELOW.   THIS FORM SHALL BE BINDING ONLY UPON PUBLISHER’S RECEIPT OF THE E-MAIL ACKNOWLEDGEMENT.

NOTES:
•	THIS FORM MUST BE SUBMITTED PRIOR TO [*] FIRST SUBMISSION OF THE FINAL RELEASE VERSION OF THE SOFTWARE TITLE TO MICROSOFT FOR CERTIFICATION FOR EACH RESPECTIVE SALES TERRITORY. IF THIS FORM HAS NOT BEEN SUBMITTED WITHIN THIS TIME FRAME THEN THE ROYALTY RATE DEFAULTS TO THE TIER 1 ROYALTY RATE FOR THE APPLICABLE SALES TERRITORY.
•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.
•	ONCE THE ROYALTY TIER HAS BEEN SELECTED IT IS BINDING FOR [*] .

•	A SEPARATE FORM MUST BE SUBMITTED FOR EACH SALES TERRITORY.

4.	Publisher name:

5.	Xbox Software Title Name:

6.	XMID Number:
North American
Japan
Europe

7.	Manufacturing Region (check one):
North America
Japan
Europe

8.	Sales Territory (check one):
North American Sales Territory
Japan Sales Territory
European Sales Territory

9.	Final Certification Date:
North American Sales Territory
Japan Sales Territory
European Sales Territory

10.	Select Royalty Tier: (check one):
[*] [*] [*]

The undersigned represents that he/she has authority to submit this form on behalf of the above publisher, and that the information contained herein is true and accurate.

By (sign)

Name (Print)

Title

E-Mail Address (for confirmation)

Date
*Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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